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                                                                EXHIBIT NO. 99.1


                                                          Contact: MaryJane Mudd
                                                                  (281) 293-5778

CONOCO CANADA RESOURCES LIMITED COMMENCES TENDER OFFER FOR FOUR SERIES OF NOTES

CALGARY, Alberta (Sept. 20, 2001) -- Conoco Canada Resources Limited (formerly named Gulf Canada Resources Limited) (NYSE:CNKPRA) (TSE:CNK.PR.A), a subsidiary of Conoco Inc. (NYSE:COC.A) (NYSE:COC.B), today announced that Conoco Canada Resources has commenced a tender offer for all its outstanding 8.375% Senior Notes due 2005, 8.35% Senior Notes due 2006, 7.125% Notes due 2011, and 8.25% Senior Notes due 2017. The offer will expire at 5 p.m., New York City time, on September 27, 2001, unless extended or earlier terminated. Salomon Smith Barney is acting as dealer manager for the 2006 Notes and the 2017 Notes; and Credit Suisse First Boston is acting as dealer manager for the 2005 Notes and the 2011 Notes. Mellon Investor Services is the information agent for the offer.

Under the terms of the offer, which commenced today, Conoco Canada Resources will repay outstanding Notes of each series tendered for repayment in the offer by delivering an amount of cash determined by reference to a fixed spread of the number of basis points set forth in the table below over the yield to maturity of the United States Treasury reference security set forth in the table, at the time the holder agrees to tender its Notes. The repayment amount, plus accrued interest to the date of repayment, will be paid in U.S. dollars on the third New York Stock Exchange trading day following the date on which Notes are tendered.


   Principal Amount                                                    Fixed Spread
     Outstanding        Title of Securities      CUSIP Number       (in basis points)      UST Reference Security
----------------------- --------------------- -------------------- --------------------- ---------------------------
$200,000,000            8.375% Senior              40218LAJ6              60 bps         5.875% Notes due November
                        Notes, due 2005                                                  15, 2005
----------------------- --------------------- -------------------- --------------------- ---------------------------
$250,000,000            8.35% Senior Notes         40218LAE7              65 bps         4.625% Notes due
                        due 2006                                                         May 15, 2006
----------------------- --------------------- -------------------- --------------------- ---------------------------
                        7.125% Notes                                                     5.000% Notes due August
$300,000,000            due 2011                   40218LAK3             105 bps         15, 2011
----------------------- --------------------- -------------------- --------------------- ---------------------------
                        8.25% Senior Notes                                               6.250% Notes due
$225,000,000            due 2017                   40218LAH0             110 bps         May 15, 2030
----------------------- --------------------- -------------------- --------------------- ---------------------------

This press release is neither an offer to repay nor a solicitation of an offer to tender the Notes for repayment. The offer is made only by the Offer to Repay dated September 20, 2001. Persons with questions regarding the offer should contact the Mellon Investor Services toll free at (866)


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323-8159; Salomon Smith \Barney toll free at (800) 558-3745, or collect at (212)
723-6106; or Credit Suisse First Boston toll free at (800) 820-1653.

Conoco Canada Resources is a Canadian-based exploration and production company with primary operations in Western Canada, Indonesia, the Netherlands and Ecuador.

Conoco is a major, integrated energy company active in more than 40 countries.

                                      # # #

9/20/01

http://www.conoco.com